UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 21, 2010

AGL RESOURCES INC.
(Exact name of registrant as specified in its charter)

Georgia	1-14174	58-2210952
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Ten Peachtree Place NE, Atlanta, Georgia 30309
(Address and zip code of principal executive offices)

404-584-4000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                      Entry Into a Material Definitive Agreement.

Introduction

On December 7, 2010, AGL Resources Inc., a Georgia corporation (“AGL Resources”) and Nicor Inc., an Illinois corporation (“Nicor”), announced that on December 6, 2010 their respective boards of directors approved and the parties entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among AGL Resources, Nicor, Ottawa Acquisition LLC, an Illinois limited liability company (“Merger LLC”), and Apollo Acquisition Corp., an Illinois corporation (“Merger Sub”). Both Merger LLC and Merger Sub are wholly-owned subsidiaries of AGL Resources.  Pursuant to the Merger Agreement, Merger Sub will merge with and into Nicor (the “Merger”), with Nicor to be the surviving corporation in the Merger  (the “Surviving Corporation”) and a wholly-owned subsidiary of AGL Resources, which will be followed immediately after the effective time of the Merger, by a merger of the Surviving Corporation with and into Merger LLC (the “Subsequent Merger”, and together with the Merger, the “Transaction”), with Merger LLC to be the surviving entity in the Subsequent Merger.

On December 6, 2010, and in connection with the Merger Agreement, AGL Capital Corporation, a Nevada corporation and a wholly-owned subsidiary of AGL Resources (“AGL Capital”), entered into a commitment letter (the “Commitment Letter”) with Goldman Sachs Bank USA (“GS Bank”).  Under the Commitment Letter, GS Bank committed to provide a 364-day senior bridge term loan facility in an aggregate principal amount of $1.05 billion.

On December 21, 2010, pursuant to the Commitment Letter, AGL Resources and AGL Capital entered into a $1.05 billion Bridge Term Loan Credit Agreement (the “Bridge Facility”) among AGL Resources as guarantor, AGL Capital as borrower, GS Bank as administrative agent, sole lead arranger and sole bookrunner, JPMorgan Chase Bank, N.A. and Bank of America, N.A. as co-syndication agents, The Royal Bank of Scotland PLC and Morgan Stanley Senior Funding, Inc. as co-documentation agents, and the several lenders named in the Bridge Facility.  The Bridge Facility may be used to help finance the Transaction and pay related fees and expenses in the event permanent financing is not available by the time of the consummation of the Transaction.

Also on December 21, 2010, AGL Resources and AGL Capital entered into a $300 million Term Loan Credit Agreement (the “Term Loan Facility”) among AGL Resources as guarantor, AGL Capital as borrower, GS Bank as administrative agent, sole lead arranger and sole bookrunner, SunTrust Bank and Wells Fargo, National Association as co-syndication agents, Bank of America, N.A. and Morgan Stanley Senior Funding, Inc. as co-documentation agents, and the several lenders named in the Term Loan Facility.  The Term Loan Facility may be used to help repay AGL Capital’s 7.125% Senior Secured Notes due January 4, 2011.

It is anticipated that some or all of the Bridge Facility and Term Loan Facility will be replaced or repaid by AGL Resources or the AGL Capital through one or a combination of the following: issuance of debt securities, preferred stock, common equity, or other securities; bank loans; or other debt financings.

In connection with the foregoing, AGL Resources and certain of its subsidiaries entered into amendments to certain other pre-existing debt-related agreements with the other parties thereto in order to accommodate the execution of the Bridge Facility and Term Loan Facility and the operation of the combined companies after the consummation of the Transaction.

Bridge Facility

Pursuant to the Bridge Facility, upon satisfaction of certain conditions precedent contained therein, AGL Capital may borrow up to $1.05 billion.  AGL Capital’s obligations under the Bridge Facility are unconditionally guaranteed by AGL Resources.  The Bridge Facility matures 364 days after funds are borrowed.  Repaid amounts under the Bridge Facility may not be reborrowed.

The availability of funds under the Bridge Facility is subject to certain conditions including, among others, and in each case, subject to certain exceptions: (i) the absence of a “material adverse effect” on AGL Resources or Nicor, consistent with the definitions with respect to each in the Bridge Facility; (ii) the accuracy of the representations made by both Nicor and AGL Resources in the Merger Agreement and the accuracy of certain other customary representations in the Bridge Facility; (iii) the sufficiency of funds, when combined with the Bridge Facility, in an amount necessary to consummate the Transaction; (iv) the absence of material changes to the Merger Agreement and the related disclosure schedules; (v) pro forma compliance with the financial covenant referred to below; (vi) the absence of certain cross-defaults with respect to indebtedness of AGL Resources and its subsidiaries; (vii) the repayment in full of certain  pre-existing indebtedness of Nicor; (viii) the delivery of certain financial information pertaining to each of AGL Resources and Nicor; (ix) the ability of AGL Capital to achieve a certain liquidity level at closing; (x) the ability of AGL Capital to achieve certain minimum credit ratings; (xi) the use of commercially reasonable efforts by AGL Capital to market $1.05 billion of debt securities to fund, in part or in whole, the cash portion of the Merger Consideration, and receipt of certain related deliverables; (xii) the payment of certain transaction fees; and (xiii) the delivery of customary closing documents.

The interest rate applicable to the Bridge Facility is the higher of (i) at AGL Capital's option, a floating base rate or a floating Eurodollar rate, in each case, plus an applicable margin ranging from 1.5% to 2.5% based on AGL Capital's credit rating and subject to a .25% increase for each 90 day period that elapses after the closing of Bridge Facility or (ii) the highest interest rate AGL Resources or any of its subsidiaries is paying on any similar facility.

The Bridge Facility contains certain covenants that, among other things, restrict additional indebtedness, liens and encumbrances, sale and leaseback transactions, loans and investments, acquisitions, dividends and other restricted payments, transactions with affiliates, asset dispositions, mergers and consolidations, prepayments, redemptions and repurchases of other indebtedness and other matters customarily restricted in such agreements. Under the Bridge Facility, AGL Resources must maintain, on a consolidated basis, a total debt to total capitalization ratio of no greater than 0.70:1.00 (excluding for these purposes, debt incurred to partially refinance the Bridge Facility during the period prior to funding under the Bridge Facility).  Additionally, the Bridge Facility also contains customary events of default, including, without limitation, payment defaults, breaches of representations and warranties, covenant defaults, cross-defaults to certain other material indebtedness in excess of specified amounts, certain events of bankruptcy and insolvency, certain ERISA events, judgments in excess of specified amounts, certain impairments to the guarantee and change in control.

Term Loan Facility

Pursuant to the Term Loan Facility, upon satisfaction of certain conditions precedent contained therein, AGL Capital may borrow up to $300 million during the period from and including December 21, 2010 to and including January 13, 2011.  AGL Capital’s obligations under the Term Loan Facility are unconditionally guaranteed by AGL Resources.  The Term Loan Facility matures 180 days after funds are borrowed.  Repaid amounts under the Term Loan Facility may not be reborrowed.

The availability of funds under the Term Loan Facility is subject to certain conditions including, among others, and in each case, subject to certain exceptions: (i) the accuracy of certain customary representations; (ii) the payment of certain accrued fees and expenses incurred in connection with the Term Loan Facility; (iii) the absence of a default or event of default under the Term Loan Facility after giving effect to the borrowing; and (iv) the delivery of customary closing documents.

The interest rate applicable to the Term Loan Facility is, at AGL Capital's option, a floating base rate or a floating Eurodollar rate, in each case, plus an applicable margin ranging from 1.5% to 2.5% based on AGL Capital's credit rating.

The Term Loan Facility contains certain covenants that, among other things, restrict liens and encumbrances, loans and investments, acquisitions, dividends and other restricted payments, asset dispositions, mergers and consolidations and other matters customarily restricted in such agreements. Under the Term Loan Facility, AGL Resources must maintain, on a consolidated basis (subject to the exclusion of certain subsidiaries), a total debt to total capitalization ratio of no greater than 0.70:1.00.  Additionally, the Term Loan Facility also contains customary events of default, including, without limitation, payment defaults, breaches of representations and warranties, covenant defaults, cross-defaults to certain other material indebtedness in excess of specified amounts, certain events of bankruptcy and insolvency, certain ERISA events, judgments in excess of specified amounts, certain impairments to the guarantee and change in control.

Amendment to Credit Agreement

On December 21, 2010, AGL Resources and AGL Capital entered into a First Amendment to the Credit Agreement (the “Credit Agreement”) as of September 15, 2010 by and among AGL Resources as guarantor, AGL Capital as borrower, Wells Fargo Bank, National Association, as administrative agent, Wells Fargo Securities, LLC, Banc of America Securities LLC and SunTrust Robinson Humphrey, Inc., as joint arrangers and joint bookrunners, Bank of America, N.A. and SunTrust Bank, as co-syndication agents, The Bank of Tokyo-Mitsubishi, UFJ, Ltd., and JPMorgan Chase Bank, N.A., as co-documentation agents, and the several other banks and other financial institutions named therein as lenders.  Pursuant to the Credit Agreement, AGL Capital may borrow up to $1 billion from time to time on a revolving basis.  The Credit Agreement includes a $250 million sub-facility for letters of credit.  AGL Capital’s obligations under the Credit Agreement are unconditionally guaranteed by AGL Resources.  The Credit Agreement matures on September 16, 2013.

Among other things, the amendments to the Credit Agreement: amend the total debt-to-total capitalization financial covenant such that the Bridge Facility is excluded from the calculation; amend the “accordion” feature of the Credit Agreement (which permits AGL Capital to request an increase of the maximum borrowing amount under the Credit Agreement, subject to the agreement by lenders who wish to participate in such facility increase) from $1.25 billion to $1.75 billion; add liens on the property of Nicor and its subsidiaries to the list of permitted liens; add the Bridge Facility, Term Facility and various debt instruments of Nicor and its subsidiaries to the schedule of agreements with negative pledge clauses, or that otherwise prohibit or limit the ability to create, incur, assume or suffer to exist liens; and make other various amendments accommodating the consummation of the Transaction and the post-consummation operation of the combined companies.

Amendments to Letter of Credit/Reimbursement Agreements

Also on December 21, 2010, AGL Resources and Pivotal entered into first amendments to four letters of credit and reimbursement agreements that provide credit support to four series of outstanding gas facilities and industrial development refunding revenue bonds (“Gas Revenue Bonds”) previously issued by state agencies or counties.  The aggregate principal amount of the four series is $160.1 million.

Concurrently with the initial issuance of the Gas Revenue Bonds, the issuing state instrumentalities loaned the proceeds to Pivotal or its predecessor.  Payments to the bondholders depend on Pivotal’s repayments under its loan agreements with the state instrumentalities.  Separate letters of credit provide credit support with respect to each issue of the Gas Revenue Bonds.  Pivotal has agreed to reimburse the banks issuing the letters of credit in the event a trustee under the indentures governing the Gas Revenue Bonds draws against a letter of credit, which could occur in the event Pivotal were to default in its loan repayment obligations.  AGL Resources has guaranteed Pivotal’s reimbursement payment obligations.

Among other things, the amendments to the letter of credit and reimbursement agreements: amend the total debt-to-total capitalization financial covenant such that the Bridge Facility is excluded from the calculation; add liens on the property of Nicor and its subsidiaries to the list of permitted liens; add the Bridge Facility, Term Facility and various debt instruments of Nicor and its subsidiaries to the schedule of agreements with negative pledge clauses, or that otherwise prohibit or limit the ability to create, incur, assume or suffer to exist liens; and make other various amendments accommodating the consummation of the Transaction and the post-consummation operation of the combined companies.

*   *   *   *   *

The foregoing summaries of the Bridge Facility, the Term Loan Facility and the amendments, and the transactions contemplated thereby, do not purport to be complete and are subject to, and qualified in their entirety by, the full text of such agreements, which are filed herewith as exhibits, and incorporated herein by reference.

AGL Resources has other relationships with lenders that are parties to the Bridge Facility and Term Loan Facility, for which AGL Resources has paid customary fees and expenses.  AGL Resources and its affiliates have also entered into hedging arrangements with certain lenders.  Affiliates of certain of the lenders have acted as underwriters for issuances of AGL Resources’ equity securities and AGL Capital’s debt securities.

The exhibits filed herewith have been included to provide investors and security holders with information regarding their terms.  They are not intended to provide any other factual or financial information about AGL Resources, Nicor, or their respective subsidiaries and affiliates.  The representations, warranties and covenants contained in the documents filed as exhibits herewith were made only for purposes of those agreements and as of their specific dates; were solely for the benefit of the parties to the agreements; may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.  Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of AGL Resources, Merger Sub, Merger LLC or Nicor or any of their respective subsidiaries or affiliates.  Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the documents filed as exhibits hereto, which subsequent information may or may not be fully reflected in public disclosures by AGL Resources and Nicor.

Forward Looking Statements

Certain expectations and projections regarding our future performance referenced in this report, in other reports or statements we file with the Securities and Exchange Commission (the “SEC”) or otherwise release to the public, and on our website, are forward-looking statements. Senior officers and other employees may also make verbal statements to analysts, investors, regulators, the media and others that are forward-looking. Forward-looking statements involve matters that are not historical facts, such as statements regarding our future operations, prospects, strategies, financial condition, economic performance (including growth and earnings), industry conditions and demand for our products and services. Because these statements involve anticipated events or conditions, forward-looking statements often include words such as “anticipate,” “assume,” “believe,” “can,” “could,” “estimate,” “expect,” “forecast,” “future,” “goal,” “indicate,” “intend,” “may,” “outlook,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “would,” or similar expressions. Forward-looking statements contained in this report include, without limitation, statements about the benefits of the transaction between AGL Resources and Nicor, including future financial and operating results, cost savings, enhanced revenues, and accretion to reported earnings that may be realized from the transaction, and statements with respect to the parties’ plans, objectives, expectations and intentions and other statements that are not historical facts.

Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans. While we believe our expectations are reasonable in view of the currently available information, our expectations are subject to future events, risks and uncertainties, and there are several factors - many beyond our control - that could cause results to differ significantly from our expectations.  Such events, risks and uncertainties include, but are not limited to, changes in price, supply and demand for natural gas and related products; the impact of changes in state and federal legislation and regulation including changes related to climate change; actions taken by government agencies on rates and other matters; concentration of credit risk; utility and energy industry consolidation; the impact on cost and timeliness of construction projects by government and other approvals, development project delays, adequacy of supply of diversified vendors, unexpected change in project costs, including the cost of funds to finance these projects; the impact of acquisitions and divestitures; direct or indirect effects on our business, financial condition or liquidity resulting from a change in our credit ratings or the credit ratings of our counterparties or competitors; interest rate fluctuations; financial market conditions, including recent disruptions in the capital markets and lending environment and the current economic downturn; general economic conditions; uncertainties about environmental issues and the related impact of such issues; the impact of changes in weather, including climate change, on the temperature-sensitive portions of our business; the impact of natural disasters such as hurricanes on the supply and price of natural gas; acts of war or terrorism; and other factors which are provided in detail in our filings with the SEC, which we incorporate by reference in this report.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in such forward-looking statements:  (1) the risk that conditions imposed by the merger agreement may not be met causing the transaction not to close; (2) the risk that the businesses of AGL Resources and Nicor will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (3) expected revenue synergies and cost savings from the transaction may not be fully realized or realized within the expected time frame; (4) revenues following the transaction may be lower than expected; (5) the ability to obtain governmental approvals of the transaction on the proposed terms and schedule; and (6) the failure of AGL Resources or Nicor to obtain the requisite shareholder approval for the transaction.  Additional factors that could cause AGL Resources’ results to differ materially from those described in the forward-looking statements can be found in the Annual Report on Form 10-K of AGL Resources for the year ended December 31, 2009, which was filed with the SEC on February 4, 2010, under the heading “Item 1A—Risk Factors” and in the Annual Report on Form 10-K of Nicor for the year ended December 31, 2009, which was filed with the SEC on February 24, 2010, under the heading “Item 1A—Risk Factors,” and in subsequent reports on Forms 10-Q and 8-K and other filings made with the SEC by each of AGL Resources and Nicor.  All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters and attributable to AGL Resources or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements referenced above. Forward-looking statements are only as of the date they are made, and we do not undertake to update these statements to reflect subsequent changes.

Important Merger Information and Additional Information:

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed transaction, AGL Resources and Nicor will file relevant materials with the SEC. AGL Resources will file a Registration Statement on Form S-4 that includes a joint proxy statement of AGL Resources and Nicor and which also constitutes a prospectus of AGL Resources. AGL Resources and Nicor will mail the joint proxy statement/prospectus to their respective shareholders. Investors are urged to read the joint proxy statement/prospectus regarding the proposed transaction when it becomes available, as well as other documents filed with the SEC, because they will contain important information. The joint proxy statement/prospectus and other documents that will be filed by AGL Resources and Nicor with the SEC will be available free of charge at the SEC’s website, www.sec.gov or from AGL Resources’ website (www.aglresources.com) under the tab “Investor Relations” and then under the heading “SEC Filings”.  These documents will also be available free of change from Nicor’s website (www. Nicor.com) under the tab “Investor” and then under the heading “SEC Filings”.

AGL Resources, Nicor, their respective directors and certain of their executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Nicor is set forth in its definitive proxy statement, which was filed with the SEC on March 10, 2010. Information about the directors and executive officers of AGL Resources is set forth in its definitive proxy statement, which was filed with the SEC on March 15, 2010. Investors may obtain additional information regarding the interests of such participants by reading the joint proxy statement/prospectus AGL Resources and Nicor will file with the SEC when it becomes available.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is hereby incorporated by reference in response to this Item 2.03.

Item 9.01.                      Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1
Bridge Term Loan Credit Agreement dated as of December 21, 2010 among AGL Resources, Inc., AGL Capital Corporation, Goldman Sachs Bank USA, as administrative agent, sole lead arranger and sole bookrunner, Bank of America, N.A. and Wells Fargo, National Association, as co-syndication agents, Bank of America, N.A. and Morgan Stanley Senior Funding, Inc., as co-documentation agents, and the several lenders named therein.

10.2
Guarantee, dated as of December 21, 2010, made by AGL Resources, Inc. in favor of Goldman Sachs Bank USA, as administrative agent for the several banks and other financial institutions or entities from time to time party to the Bridge Term Loan Credit Agreement dated as of the date thereof, among AGL Resources, Inc., AGL Capital Corporation, the Lenders, and Goldman Sachs Bank USA, as Administrative Agent

10.3
Term Loan Credit Agreement dated as of December 21, 2010 among AGL Resources, Inc., AGL Capital Corporation, Goldman Sachs Bank USA, as administrative agent, sole lead arranger and sole bookrunner, JPMorgan Chase Bank, N.A. and Bank of America, N.A., as co-syndication agents, The Royal Bank of Scotland PLC and Morgan Stanley Senior Funding, Inc., as co-documentation agents, and the several lenders named therein.

10.4
Guarantee, dated as of December 21, 2010, made by AGL Resources, Inc. in favor of Goldman Sachs Bank USA, as administrative agent for the several banks and other financial institutions or entities from time to time party to the Term Loan Credit Agreement dated as of the date thereof, among AGL Resources, Inc., AGL Capital Corporation, the Lenders, and Goldman Sachs Bank USA, as Administrative Agent

10.5
First Amendment as of December 21, 2010 to Credit Agreement as of September 15, 2010 by and among AGL Resources Inc., AGL Capital Corporation, Wells Fargo Bank, National Association, as administrative agent, Wells Fargo Securities, LLC, Banc of America Securities LLC and SunTrust Robinson Humphrey, Inc., as joint arrangers and joint bookrunners, and the several other banks and other financial institutions named therein, Bank of America, N.A. and SunTrust Bank, as co-syndication agents, and The Bank of Tokyo-Mitsubishi, UFJ, Ltd., and JPMorgan Chase Bank, N.A., as co-documentation agents.

10.6
First Amendment dated as of December 21, 2010 to Reimbursement Agreement dated as of October 14, 2010, by and among Pivotal Utility Holdings, Inc., AGL Resources Inc., JPMorgan Chase Bank, N.A., as administrative agent and lead arranger, and the several other banks and other financial institutions named therein.

10.7
First Amendment dated as of December 21, 2010 to Reimbursement Agreement dated as of October 14, 2010, by and among Pivotal Utility Holdings, Inc., AGL Resources Inc., The Bank of Tokyo-Mitsubishi UFJ, Ltd, New York Branch, as administrative agent and lead arranger, and the several other banks and other financial institutions named therein.

10.8
First Amendment dated as of December 21, 2010 to Reimbursement Agreement dated as of October 14, 2010, by and among Pivotal Utility Holdings, Inc., AGL Resources Inc., The Bank of Tokyo-Mitsubishi UFJ, Ltd, New York Branch, as administrative agent and lead arranger, and the several other banks and other financial institutions named therein.

10.9
First Amendment dated as of December 21, 2010 to Reimbursement Agreement dated as of October 14, 2010, by and among Pivotal Utility Holdings, Inc., AGL Resources Inc., JPMorgan Chase Bank, N.A., as administrative agent and lead arranger, and the several other banks and other financial institutions named therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGL RESOURCES INC.

By:   /s/ Paul R. Shlanta
Name:  Paul R. Shlanta
Title:    Executive Vice President, General Counsel and Chief Ethics and Compliance Officer

Dated:   December 23, 2010

EXHIBIT INDEX

Exhibit No.	Description
10.1
Bridge Term Loan Credit Agreement dated as of December 21, 2010 among AGL Resources, Inc., AGL Capital Corporation, Goldman Sachs Bank USA, as administrative agent, sole lead arranger and sole bookrunner, Bank of America, N.A. and Wells Fargo, National Association, as co-syndication agents, Bank of America, N.A. and Morgan Stanley Senior Funding, Inc., as co-documentation agents, and the several lenders named therein.

10.2
Guarantee, dated as of December 21, 2010, made by AGL Resources, Inc. in favor of Goldman Sachs Bank USA, as administrative agent for the several banks and other financial institutions or entities from time to time party to the Bridge Term Loan Credit Agreement dated as of the date thereof, among AGL Resources, Inc., AGL Capital Corporation, the Lenders, and Goldman Sachs Bank USA, as Administrative Agent

10.3
Term Loan Credit Agreement dated as of December 21, 2010 among AGL Resources, Inc., AGL Capital Corporation, Goldman Sachs Bank USA, as administrative agent, sole lead arranger and sole bookrunner, JPMorgan Chase Bank, N.A. and Bank of America, N.A., as co-syndication agents, The Royal Bank of Scotland PLC and Morgan Stanley Senior Funding, Inc., as co-documentation agents, and the several lenders named therein.

10.4
Guarantee, dated as of December 21, 2010, made by AGL Resources, Inc. in favor of Goldman Sachs Bank USA, as administrative agent for the several banks and other financial institutions or entities from time to time party to the Term Loan Credit Agreement dated as of the date thereof, among AGL Resources, Inc., AGL Capital Corporation, the Lenders, and Goldman Sachs Bank USA, as Administrative Agent

10.5
First Amendment as of December 21, 2010 to Credit Agreement as of September 15, 2010 by and among AGL Resources Inc., AGL Capital Corporation, Wells Fargo Bank, National Association, as administrative agent, Wells Fargo Securities, LLC, Banc of America Securities LLC and SunTrust Robinson Humphrey, Inc., as joint arrangers and joint bookrunners, and the several other banks and other financial institutions named therein, Bank of America, N.A. and SunTrust Bank, as co-syndication agents, and The Bank of Tokyo-Mitsubishi, UFJ, Ltd., and JPMorgan Chase Bank, N.A., as co-documentation agents.

10.6
First Amendment dated as of December 21, 2010 to Reimbursement Agreement dated as of October 14, 2010, by and among Pivotal Utility Holdings, Inc., AGL Resources Inc., JPMorgan Chase Bank, N.A., as administrative agent and lead arranger, and the several other banks and other financial institutions named therein.

10.7
First Amendment dated as of December 21, 2010 to Reimbursement Agreement dated as of October 14, 2010, by and among Pivotal Utility Holdings, Inc., AGL Resources Inc., The Bank of Tokyo-Mitsubishi UFJ, Ltd, New York Branch, as administrative agent and lead arranger, and the several other banks and other financial institutions named therein.

10.8
First Amendment dated as of December 21, 2010 to Reimbursement Agreement dated as of October 14, 2010, by and among Pivotal Utility Holdings, Inc., AGL Resources Inc., The Bank of Tokyo-Mitsubishi UFJ, Ltd, New York Branch, as administrative agent and lead arranger, and the several other banks and other financial institutions named therein.

10.9
First Amendment dated as of December 21, 2010 to Reimbursement Agreement dated as of October 14, 2010, by and among Pivotal Utility Holdings, Inc., AGL Resources Inc., JPMorgan Chase Bank, N.A., as administrative agent and lead arranger, and the several other banks and other financial institutions named therein.